                                                       Exhibit 25


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                _______________


                                    FORM T-1
              Statement of Eligibility and Qualification under the
                  Trust Indenture Act Of 1939 of a Corporation
                          Designated to Act as Trustee

                                _______________


                FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION

              (Exact name of trustee as specified in its charter)


  United States                                    94-3160100
(State of Incorporation)                  (I.R.S. Employer Identification No.)


                        550 South Hope Street, Suite 500
                         Los Angeles, California 90071

             (Address of principal executive offices and zip code)

                         _____________________________


                          GTE CALIFORNIA INCORPORATED

              (Exact name of obligor as specified in its charter)

                                   CALIFORNIA

         (State or other jurisdiction of incorporation or organization)

                                   95-0510200

                      (I.R.S. Employer Identification No.)


                     600 Hidden Ridge, Irving, Texas 75038
                                 (972) 718-5600

   (Address and telephone number of principal executive offices and zip code)


DAVID S. KAUFFMAN, ESQ.                          CHARLES J. SOMES, ESQ.
GTE Service Corporation                       GTE California Incorporated
  One Stamford Forum                               600 Hidden Ridge
Stamford, Connecticut 06904                       Irving, Texas 75038
      (203) 965-2986                                 (214) 718-5600

         (Names, addresses and telephone numbers of agents for service)


                                Debt Securities

                      (Title of the indenture securities)

1.  GENERAL INFORMATION  Furnish the following information as to the trustee.

   (a) Name and address of each examining or supervising authority to which it is subject.

       Comptroller of the Currency
       Washington, D.C.

   (b) Whether it is authorized to exercise corporate trust powers.

       Yes.

2. AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

    See Note following Item 16.

    Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16. LIST OF EXHIBITS List below all exhibits filed as a part of this statement of eligibility and qualification.

Exhibit 1 -  Articles of Association of First Trust of California, National
             Association, dated June 5, 1992. Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 33-50826.

Exhibit 2 -  Certificate of the Comptroller of Currency as to authority of First
             Trust of California, National Association, to commence the business of banking. Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-50826.

Exhibit 3 -  Authorization of the Comptroller of Currency granting First Trust of California, National Association, the right to exercise corporate trust powers. Incorporated herein by reference to Exhibit 3 filed with Form T-1 Statement, Registration No. 33-50826.

Exhibit 4 -  By-laws of First Trust of California, National Association, dated
             June 15, 1992. Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 33-50826.

Exhibit 5 -  Not applicable

Exhibit 6 -  Consent of First Trust of California, National Association,
             required by Section 321(b) of the Act. Incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration No. 33-50826.

Exhibit 7 -  Report of Condition of First Trust of California, National
             Association, as of the close of business on September 30, 1997 published pursuant to law or the requirements of its supervising or examining authority.

                                      NOTE

   The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligor, or affiliates, are based upon information furnished to the trustee by the obligor. While the trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.


                                   SIGNATURE


   Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, First Trust of California, National Association, an association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Los Angeles and State of California on the 3rd day of February 1998.


                              FIRST TRUST OF CALIFORNIA,
                              NATIONAL ASSOCIATION



                              By:   FONDA J. HALL
                                 -------------------
                                    Fonda J. Hall
                                    Assistant Vice President


Attest:   SHERI B. BALL
       -------------------
          Sheri B. Ball
          Vice President

                                   EXHIBIT 6

                                    CONSENT

In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION, hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  February 3, 1998


                              FIRST TRUST OF CALIFORNIA,
                              NATIONAL ASSOCIATION

                              By  FONDA J. HALL
                                  _________________
                                  Fonda J. Hall
                                  Assistant Vice President

                             EXHIBIT 7 TO FORM T-1


                FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION
                        Statement of Financial Condition
                                 As of 9/30/97

                                    ($000's)


Assets:

       Cash and Balances Due From Depository Institutions:                        $ 47,286
       Federal Reserve Stock:                                                        5,071
       Fixed Assets:                                                                   725
       Intangible Assets:                                                           76,018
       Other Assets:                                                                 7,991
                                                                                  --------
                                   Total Assets:                                  $137,091
                                                                                  ========

Liabilities:
       Other Liabilities:                                                            8,860
                                                                                  --------
                             Total Liabilities:                                   $  8,860
                                                                                  ========

Equity::
       Common and Preferred Stock:                                                   1,000
       Surplus:                                                                    126,260
       Undivided Profits and Capital Reserve:                                          968
       Net unrealized holding gains(losses) on available-
            for-sale securities:                                                         3
                                                                                  --------
                   Total Equity Capital:                                          $128,231
                                                                                  ========
       Total Liabilities and Equity Capital:                                      $137,091
                                                                                  ========

--------------------------------------------------------------------------------


To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of California, National Association



By  FONDA J. HALL
    _________________
    Fonda J. Hall
    Assistant Vice President